Net Finance Costs	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Net Finance Costs
15. Net Finance Costs
The financial result is calculated as follows:

	For the years ended
€ thousand	December 31, 2021	December 31, 2020	December 31, 2019
FINANCIAL INCOME
Other interest income from loans and receivables	0	18	73
Total	0	18	73
FINANCIAL EXPENSES
Interest and similar expenses on loans	(2,196)	(918)	0
Interest on lease obligations	(185)	(137)	(92)
Borrowing costs capitalized in accordance with IAS 23	233	1,055	92
Total	(2,148)	0	0
Net foreign exchange gain (loss)	826	(531)	109
Net finance costs	(1,322)	(513)	182
Borrowing costs capitalized as the cost in accordance with IAS 23 are as follows:

	For the years ended
€ thousand	December 31, 2021	December 31, 2020	December 31, 2019
Total finance expenses	2,381	1,055	92
Thereof capitalized as the cost of
Development projects	79	1,010	91
Construction in progress	154	45	1
Capitalization rate p.a.	22.06%	10.69%	2.00%